UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): September 1, 2017

Digital Power Corporation

(Exact Name of Registrant as Specified in Charter)

California	001-12711	94-1721931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48430 Lakeview Blvd, Fremont, CA	94538-3158
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 657-2635

(Former name or former address, if changed since last report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously reported on Form 8-K, on August 3, 2017, Coolisys Technologies, Inc. (“Coolisys”), a Delaware corporation and wholly owned subsidiary of Digital Power Corporation (the ‘Company”), entered into a Securities Purchase Agreement (“Agreement”) with William H. Gordon to acquire all of the outstanding Membership Interests of Power-Plus Technical Distributors, LLC, a California limited liability company.

On September 1, 2017, Coolisys completed the acquisition of all of the Membership Interests of Power-Plus Technical Distributors LLC. The purchase price was $850,000 and consisted of $409,072 in cash, $255,000 to be paid over 24 months in $10,625 monthly installments and the assumption of bank loans in the aggregate amount of $185,928.

Power-Plus Technical Distributors is an industrial distributor of value added power supply solutions, UPS systems, fans, filters, line cords, and other power-related components. As a result of the acquisition, Power-Plus Technical Distributors has become a subsidiary of Coolisys.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference in its entirety

No financial statements are required for Power-Plus Technical Distributors because its does not meet the significant subsidiary test within the meaning of Regulation S-X.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

A press release announcing the completion of the acquisition of Power-Plus Technical Distributors is attached to this Current Report on Form 8-K as Exhibit 99.1 and is being furnished to the SEC and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Exchange Act or the Securities Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits (d)

Exhibit
No.	Description

10.1	Securities Purchase Agreement CooliSys Technologies, Inc. (Incorporated by reference to Exhibit 10.1 to Form 8-K file on August 3, 2017).
99.1	Press release entitled “Coolisys Technologies Completes Acquisition of Power-Plus Technical Distributors”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL POWER CORPORATION

Date: September 5, 2017	By:	/s/ Amos Kohn
Amos Kohn,
President and Chief Executive Officer
(Duly Authorized Officer)